Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Commitments and Contingencies [Abstract]
Commitments and Contingencies
16.	Commitments and Contingencies

There were no commitments as of September 30, 2024, and December 31, 2023, or during the periods then ended.

As of March 18, 2024, the Company has voluntarily stopped sale of its products in Canada following a communication from Health Canada regarding the way the Company’s products are marketed in Canada. The Company is working with Canadian regulatory and legal counsel to explore options to rectify the issues raised. On April 30, 2024, the Company's appointed Canadian distributor terminated the existing distribution agreement.

15.	Commitments and Contingencies

There were no commitments as of December 31, 2023 and 2022 or during the years then ended.

The Company had an ongoing dispute with a vendor regarding unpaid invoices. The Company disputed the services claimed to have been rendered by the vendor. In May 2023, the Company and the vendor agreed to settle the matter, resulting in the Company agreeing to pay a final settlement of Cnd$12,500 (approximately $9,225), an amount that is significantly less than the unpaid invoices originally claimed by the vendor. The Company included the settlement amount in accrued liabilities as of December 31, 2022 and the amount was paid over to the vendor during the year ended December 31, 2023.

Upon the Company’s initial registration of cosmetic products with Health Canada in 2022, the Canadian health ministry confirmed that the ingredients contained in the cosmetic products were permitted for use in cosmetics in Canada, and our cosmetic products as sold were compliant with any applicable requirements of the Food and Drugs Act (Canada) and Cosmetic Regulations pursuant to the Food and Drugs Act (Canada) with respect to all ingredients and composition, including that none of the ingredients contained therein were named on the Cosmetic Ingredient Hotlist (as published by Health Canada).

Health Canada is responsible for regulation of the sale of cosmetics under the Food and Drugs Act and Cosmetic Regulations, including the interpretation of what may be represented on labels and in promotional materials regarding the claimed properties of cosmetic products. The Company markets its products in Canada as cosmetics under the Food and Drugs Act, having submitted cosmetic notifications to Health Canada for both products as required by the Cosmetic Regulations. There is no pre-market approval required from Health Canada to market a cosmetic in Canada. In March 2024, The Company received correspondence from Health Canada, advising that Health Canada had reviewed certain undisclosed information about the Company’s products. Health Canada advised that based on this review, the products did not meet Health Canada’s interpretation of the conditions required to market a cosmetic in Canada. In response to Health Canada’s communication, The Company has engaged Health Canada to obtain clarity about the review and how the products can be marked in Canada.

Depending on the outcome of the Company’s engagement with Health Canada, the Company’s products could be subject to additional regulatory requirements in order to be advertised or sold in Canada. Prior to receiving the March 2024 notice, our distribution agreement partner’s sales in Canada contributed $158,603 to our total revenue of $1,712,595, representing about 9.26% of total revenue for the year ended December 31, 2023.

As of March 18, 2024, the Company has voluntarily stopped sale of its products in Canada. The Company is working with Canadian regulatory and legal counsel to explore options to rectify the issues raised. This will impede sales in Canada until resolved and raises concerns about our future collaboration with our distributor, Evolve Medical Inc.